Nationwide Life Insurance Company: • Nationwide Variable Account - 3 • Nationwide VLI Separate Account

Prospectus supplement dated February 20, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On November 13, 2008, the Board of Trustees of the Van Kampen Life Investment Trust Enterprise Portfolio voted to liquidate the Van Kampen Life Investment Trust – Enterprise Portfolio: Class I fund effective April 24, 2009.

Effective April 25, 2009, this underlying mutual fund will no longer be available to receive transfers or new purchase payments.

Any account value allocated to this fund will be transferred to the Van Kampen Life Investment Trust – Money Market Portfolio: Class I on April 24, 2009.